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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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         Date of report (Date of earliest event reported): June 2, 2006

                                 WORKSTREAM INC.
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               (Exact Name of Registrant as Specified in Charter)


             CANADA                    001-15503                     N/A
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(State or Other Jurisdiction of      (Commission              (I.R.S. Employer
         Incorporation)              File Number)            Identification No.)

495 MARCH ROAD, SUITE 300, OTTAWA, ONTARIO, CANADA                 K2K-3G1
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     (Address of Principal Executive Offices)                     (Zip Code)

                                 (613) 270 0619
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              (Registrant's Telephone Number, Including Area Code)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

The Compensation Committee of the Board of Directors of Workstream Inc. (the "Company") has approved an incentive program for the fiscal year ended May 31, 2007 to better align employee incentives with those of the Company's shareholders. The program focuses more on equity grants to all employees and includes cash awards only if the Company meets specific revenue and cash flow positive targets. Highlights are as follows:

      1. Michael Mullarkey, Chairman and CEO, has turned in 300,000 options previously awarded to him to increase the pool of options available for grant to employees.
      2. Key senior managers have agreed to revised employment arrangements that replace all cash bonus opportunities with restricted stock awards that vest only if revenue and cash flow targets are met. In addition, senior managers will receive option grants.
      3. All employees will be granted options as of June 1, 2006, which options vest over three years. If specified revenue thresholds are achieved and the cash flow positive goals of the Company are met in fiscal 2007, the vesting of the options will be accelerated by one year. Additionally, employees are eligible for cash incentives if the aforementioned financial targets are met.

The financial targets mentioned above will be based on the Company's results of operations included in its audited financial statements for the fiscal year ended May 31, 2007.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        WORKSTREAM INC.



Dated:  June 2, 2006                    By: /s/ Michael Mullarkey
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                                        Name:   Michael Mullarkey
                                        Title:  Chief Executive Officer